DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS
DISCONTINUED OPERATIONS

NOTE 2:                                             DISCONTINUED OPERATIONS

The Company has completed various disposal transactions including: (i) the assignment of 38 LIZ CLAIBORNE Canada store leases and transfer of title to certain property and equipment in 2010; (ii) the closure of the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico in January 2011; (iii) the completion of the exit of its LIZ CLAIBORNE concessions in Europe in the first quarter of 2011; (iv) the closure of MONET concessions in Europe; (v) the sale of an 81.25% interest in the global MEXX business; and (vi) the sale of KENSIE, KENSIE GIRL and MAC & JAC trademarks.

The Company recorded pretax charges of $236.1 million, $30.9 million and $5.4 million ($222.2 million, $27.5 million and $4.9 million, after tax) in 2011, 2010 and 2009, respectively, to reflect the estimated difference between the carrying value of the net assets disposed and their estimated fair value, less costs to dispose, including transaction costs.

Summarized results of discontinued operations are as follows:

	Fiscal Years Ended
	December 31, 2011	January 1, 2011	January 2, 2010
In thousands
Net sales	$692,258	$952,415	$1,083,698
Loss before provision (benefit) for income taxes	$(90,772)	$(127,245)	$(176,701)
Provision (benefit) for income taxes	3,417	(1,786)	887
Loss from discontinued operations, net of income taxes	$(94,189)	$(125,459)	$(177,588)
Loss on disposal of discontinued operations, net of income taxes	$(222,246)	$(27,488)	$(4,899)

For the years ended December 31, 2011, January 1, 2011 and January 2, 2010, the Company recorded charges of $40.7 million, $31.1 million and $50.7 million, respectively, related to its streamlining initiatives within Discontinued operations, net of income taxes.